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             SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON,  DC  20549
             -----------------------------------

                     FORM 8-K

                   CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                   October 15,  1996
   ----------------------------------------------------------------
          Date of Report (Date of earlier event reported)




                 360 COMMUNICATION  COMPANY
    -------------------------------------------------------------
    (Exact name of registrant as specified in its charter)



     Delaware                 1 - 14108                47-0649117
----------------------   -------------------   --------------------------------
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



             8725  W.  Higgins Road,  Chicago,  Illinois 60631
     ---------------------------------------------------------------
      (Address of principal executive offices)          (Zip Code)




                         (773) 399-2500
       ---------------------------------------------------------
       (Registrant's telephone number, including area code)






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Item 5. Other Events.


On October 15, 1996, 360 Communications Company (the "Company") issued a press release announcing the consolidated operating results of the Company and its subsidiaries for the third quarter of 1996. A copy of the press release is attached hereto as Exhibit 1.




Item  7.  Financial Statements and Exhibits.

         (c)  Exhibits.

         Exhibit 1: Press Release issued by 360 Communications Company on October 15, 1996 regarding the consolidated operating results of 360 Communications Company and its subsidiaries for the third quarter of 1996.



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                                SIGNATURE


       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         360  Communications Company


                         By: /s/ Gary L. Burge
                             Gary L. Burge
                             Senior Vice President - Finance




Date:  October 25, 1996




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                                    EXHIBIT INDEX


Exhibit
   No.                              Description of Exhibits
--------                            ----------------------------
   1 Press Release issued by 360 Communications Company on October 15, 1996 regarding the consolidated operating results of 360 Communications Company and its subsidiaries for the third quarter of 1996.



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360 Communications....Corporate Communications....8725 W. Higgins Road....
Chicago, Illinois 60631....(773)399-2200


MEDIA:                                                 FOR IMMEDIATE RELEASE
Margaret Kirch Cohen
(773) 399-2385

ANALYSTS:
Dave Gould
(773) 399-2284
(919) 218-3777 (cellular)

         360  COMMUNICATIONS REPORTS SOLID THIRD QUARTER RESULTS
           STRONG REVENUES, OPERATING CASH FLOW MARGIN AND NET INCOME

         (Chicago) Oct. 15, 1996 -- Fueled by strong growth in its core wireless communications business, Chicago-based 360 Communications (NYSE:XO)
today reported record total operating revenue of $281.7 million during the third quarter of 1996, up nearly 30 percent from $217.8 million in the third quarter of 1995. Cellular service revenues during the quarter were a record $271.8 million, up 31 percent over $207.5 million during the same period in 1995.
         360   reported  operating cash flow of $100.4 million during the third quarter, a 38 percent increase over $72.8 million in the third quarter of 1995. Operating cash flow, as a percentage of cellular service revenues, reached 37 percent, compared with 35 percent in the third quarter of 1995.
         "Our fundamental wireless business remains strong, and we're pleased with our solid performance," said Dennis E. Foster, president and chief executive officer of 360 Communications. "Highlighting the quarter was our successful launch of CDMA digital service in Las Vegas, as well as our rollout of residential long distance and paging reselling services. As we enter the final quarter of our first year as an independent company, we continue to aggressively increase revenues, capitalize on our competitive strengths and leverage the infrastructure we have in place."


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         "Despite two major  hurricanes that affected three of our five regions, our network performed extremely well, providing critical communications to our customers as well as disaster support and recovery agencies. I'm proud of the
outstanding job our 360   field associates and disaster recovery team did
during these natural disasters," Foster added.
         360   Communications reported net income of $22.9 million, or 20 cents per share, for the third quarter of 1996, compared with net income of $4.5 million, or 4 cents per share, for the third quarter of 1995.
         360   added  100,199 net  customers  during the third quarter of
1996, closing the period with more than 1.85 million customers. Excluding 46,647 customers obtained through acquisitions in the first quarter of 1996, the company's customer growth rate increased 34 percent year over year.
         The company reported a market penetration rate of 8.84 percent at the end of the third quarter of 1996, representing an annualized penetration gain of
1.92 percent for the period. 360 Communications' market penetration rate is among the best in the industry.
         Chicago-based 360 Communications provides wireless voice and data services to more than 1.85 million customers in nearly 100 markets in Alabama, Florida, Illinois, Indiana, Iowa, Nevada, New Mexico, North Carolina, Ohio, Pennsylvania, South Carolina, Tennessee, Texas and Virginia. The company also offers residential long distance service. In addition to the New York Stock Exchange, 360 Communications' stock is listed on the Chicago and Pacific stock exchanges under the symbol XO.



                               ###


To obtain copies of the company's Form 10-K, 10-Qs, or copies of quarterly earnings and other recent news releases issued by the company, please call toll-free 1.888.360.INFO (1.888.360.4636), 24 hours a day, seven days a week. 360 Communications' news releases are also available through PR Newswire and can be accessed by calling (800) 578-7888, #111849. 360's internet address is www.360.com.


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


                                                             360 COMMUNICATIONS COMPANY AND SUBSIDIARIES

                                                                 CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                        (Thousands of Dollars)




                                                      For the Three Months                           For the Nine Months
                                                       Ended September 30,                           Ended September 30,
                                                --------------------------------              ---------------------------------
                                                     1996               1995                       1996               1995
                                                --------------     -------------              --------------     --------------
Operating Revenues
Cellular Service Revenues                       $     271,819      $    207,472               $     766,133      $     572,028
Equipment Sales                                         9,857            10,311                      29,411             34,125
                                                --------------     -------------              --------------     --------------
     Total Operating Revenues                         281,676           217,783                     795,544            606,153
                                                --------------     -------------              --------------     --------------

Operating Expenses
Cost of Service                                        24,148            17,488                      68,492             50,489
Cost of Equipment Sales                                25,046            27,324                      71,010             77,933
Other Operations Expense                               15,498            10,695                      39,824             28,527
Sales, Marketing and Advertising Expenses              48,527            35,697                     143,146             97,719
General, Administrative and Other Expenses             68,030            53,773                     190,287            153,900
Depreciation and Amortization                          36,833            29,380                     104,987             83,666
                                                --------------     -------------              --------------     --------------
     Total Operating Expenses                         218,082           174,357                     617,746            492,234
                                                --------------     -------------              --------------     --------------

Operating Income                                       63,594            43,426                     177,798            113,919
Interest Expense                                      (24,752)          (32,376)                    (78,854)           (95,081)
Minority Interests in Net Income
   of Consolidated Entities                           (13,843)           (9,303)                    (38,168)           (26,218)
Equity in Net Income of
   Unconsolidated Entities                             16,339            12,003                      40,359             23,566
Other Income (Expense), net                               101            (1,236)                        423             (1,188)
                                                --------------     -------------              --------------     --------------
Income Before Income Taxes                             41,439            12,514                     101,558             14,998
Income Tax Expense                                     18,552             7,967                      47,407             17,128
                                                --------------     -------------              --------------     --------------
     Net Income (Loss)                          $      22,887      $      4,547                   $  54,151      $      (2,130)
                                                ==============     =============              ==============     ==============

Net Income (Loss) per Share (in Dollars)        $       0.20       $     (0.01)  <F1>             $    0.46      $      (0.02) <F1>
                                                ==============     =============              ==============     ==============

Weighted Average Shares
   Outstanding, in thousands                        117,086            116,844   <F1>               117,060           116,600  <F1>
                                                ==============     =============              ==============     ==============


<F1>
(1) In 1995 Net Income (Loss) per Share has been calculated based upon the number of Sprint Corporation weighted average shares outstanding for each respective period, adjusted for a conversion ratio of 1 share of 360
Common Stock to 3 shares of Sprint Common Stock.

(2) Certain amounts have been reclassified to conform to the presentation used for the Three Months Ended September 30, 1996.


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


                                                          360 COMMUNICATIONS COMPANY AND SUBSIDIARIES

                                                                           OPERATING DATA




                                                                  For the Three Months Ended
                                                                    and as of September 30,
                                                       --------------------------------------------------
                                                            1996                              1995
                                                       ----------------                 ----------------

EBITDA (in thousands)                                   $      100,427               $            72,806
EBITDA Margin                                                    36.95%                            35.09%
Capital Expenditures (in thousands)                     $       49,601               $            91,295
Controlled POPs                                             20,938,734                        19,670,534
Controlled Customers                                         1,850,528                         1,348,496
Gross Customer Additions                                       204,437                           180,846
Net Customer Additions                                         100,199                           107,214
Average Customers                                            1,799,913                         1,296,382
Churn                                                             1.86%                             1.89%
Penetration                                                       8.84%                             6.86%
Service Revenue per Average Customer per Month          $        50.34               $             53.35
Cost to Acquire a New Customer <F1>                     $          312               $               291




                                                                   For the Nine Months Ended
                                                                    and as of September 30,
                                                       --------------------------------------------------
                                                            1996                              1995
                                                       ----------------                 -----------------
EBITDA (in thousands)                                   $      282,785               $          197,585
EBITDA Margin                                                    36.91%                           34.54%
Capital Expenditures (in thousands)                     $      193,543               $          270,027
Controlled POPs                                             20,938,734                        19,670,534
Controlled Customers <F1>                                    1,850,528                         1,348,496
Gross Customer Additions <F2>                                  582,227                           495,423
Net Customer Additions <F2>                                    302,124                           308,507
Average Customers                                            1,684,336                         1,184,541
Churn                                                             1.80%                             1.79%
Penetration                                                       8.84%                             6.86%
Service Revenue per Average Customer per Month          $        50.54              $              53.66
Cost to Acquire a New Customer <F3>                     $          317              $                286


<F1>
(1) Controlled Customers include 46,647 customers added through acquisitions which were completed in the first quarter of 1996.
<F2>
(2)   The 1996 amounts exclude customer base acquired.
<F3>
(3) Cost to Acquire a New Customer includes Sales, Marketing and Advertising Expenses and the gross margin on equipment sales.



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


                                                    360 COMMUNICATIONS COMPANY AND SUBSIDIARIES

                                                           CONSOLIDATED BALANCE SHEETS

                                                                (Thousands of Dollars)


                                                             September 30,          December 31,
                                     ASSETS                       1996                   1995
                                    --------                 -------------           ------------
Current Assets
Cash and Cash Equivalents                                  $        9,869         $       19,023
Accounts Receivable, less allowances
  of $4,788 and $2,370,  respectively                              89,257                 68,087
Other Receivables                                                  30,977                 29,799
Unbilled Revenue                                                   28,389                 23,481
Inventory                                                          17,002                 19,576
Other                                                               6,267                  6,604
                                                           ---------------        ---------------
    Total Current Assets                                          181,761                166,570
                                                           ---------------        ---------------

Property, Plant and Equipment                                   1,364,267              1,151,157
Less: Accumulated Depreciation                                    395,237                300,703
                                                           ---------------        ---------------
Property, Plant and Equipment, net                                969,030                850,454
                                                           ---------------        ---------------

Investments in Unconsolidated Entities                            344,630                318,287
Intangibles, net                                                  711,093                632,756
Other Assets                                                       18,946                  5,179
                                                           ---------------        ---------------

    Total Assets                                           $    2,225,460         $    1,973,246
                                                           ===============        ===============



                            LIABILITIES AND SHAREOWNERS' EQUITY
                            -----------------------------------

Current Liabilities
Trade Accounts and Other Payables                          $      110,162         $      111,770
Advance Billings                                                   25,178                 20,559
Accrued Taxes                                                      33,453                 19,690
Short-Term Debt                                                    45,650                 ------
Accrued Agent Commissions                                           6,905                 15,417
Other                                                              36,731                 27,092
                                                           ---------------        ---------------
    Total Current Liabilities                                     258,079                194,528
                                                           ---------------        ---------------

Long-Term Debt                                                  1,362,720
Advances From and Notes to Affiliates                                                  1,517,729
                                                           ---------------        ---------------

Deferred Credits and Other Liabilities
Deferred Income Taxes                                             111,460                 99,168
Postretirement and Other Benefit Obligations                        5,931                 12,859
                                                           ---------------        ---------------
    Total Deferred Credits and Other Liabilities                  117,391                112,027
                                                           ---------------        ---------------

Minority Interests in Consolidated Entities                       179,115                146,894
                                                           ---------------        ---------------

Shareowners' Equity                                               308,155                  2,068
                                                           ---------------        ---------------

    Total Liabilities and Shareowners' Equity              $    2,225,460         $    1,973,246
                                                           ===============        ===============




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


                                                   360 COMMUNICATIONS COMPANY AND SUBSIDIARIES
                                                                                              `
                                                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                               (Thousands of Dollars)



                                                                  For the Nine Months
                                                                  Ended September 30,
                                                         -------------------------------------
                                                         1996                        1995
                                                         ---------------       ---------------

Operating Activities
Net Income (Loss)                                        $       54,151        $       (2,130)
Adjustments to Reconcile Net Income (Loss) to Net
  Cash Provided by Operating Activities:
     Depreciation and Amortization                              104,987                83,666
     Deferred Income Taxes                                       19,119                11,131
     Equity in Net Income of Unconsolidated
       Entities, net of distributions                           (25,104)                2,462
     Minority Interests in Net Income of
       Consolidated Entities                                     38,168                26,218
     Changes in Operating Assets and Liabilities
        Receivables, net                                        (16,009)              (22,173)
        Other Current Assets                                     (1,410)                8,265
        Trade Accounts and Other Payables                         1,825                 2,512
        Accrued Expenses and Other
            Current Liabilities                                  10,267                   105
        Noncurrent Assets and Liabilities, net                     (868)                2,484
     Other, net                                                   5,266                (1,596)
                                                         ---------------       ---------------
Net Cash Provided by Operating Activities                       190,392               110,944
                                                         ---------------       ---------------

Investing Activities
Capital Expenditures                                           (193,543)             (270,027)
Acquisitions                                                   (109,613)              -------
Investment in Unconsolidated Entities and Other                 (14,709)               (3,642)
                                                         ---------------       ---------------
Net Cash Used by Investing Activities                          (317,865)             (273,669)
                                                         ---------------       ---------------

Financing Activities
Net Borrowings under Bank Revolving Credit Facility             448,543              -------
Proceeds from Long-Term Debt                                    900,000              -------
Net Short-Term Borrowings                                        45,650              -------
Increase (Decrease) in Advances from Affiliates              (1,400,000)              161,012
Contributions from Minority Investors                             4,881                 6,093
Distributions to Minority Investors                              (9,275)               (6,341)
Equity Contributions                                            130,355              -------
Other                                                            (1,835)             -------
                                                         ---------------       ---------------
Net Cash Provided by Financing Activities                       118,319               160,764
                                                         ---------------       ---------------

Decrease in Cash and Cash Equivalents                            (9,154)               (1,961)
Cash and Cash Equivalents at Beginning of Period                 19,023                 5,527
                                                         ---------------       ---------------
Cash and Cash Equivalents at End of Period               $        9,869        $        3,566
                                                         ===============       ===============



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October 25, 1996



Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

Attention: Filing Desk, Stop 1-4

Re: Current Report on Form 8-K of 360  Communications Company

Ladies and Gentlemen:

On behalf of 360 Communications Company (the "Company"), I am transmitting herewith for filing with the Commission pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended, a copy of the Company's Current Report on Form 8-K, with attached exhibit, relating to events reported as of October 15, 1996.



Very truly yours,